Ingersoll Rand Overview

Herb Henkel, Chairman and CEO

Analyst and Investor Day

February 13, 2009

Davidson, NC

Ingersoll Rand
Inspiring Progress™

Agenda

Ingersoll Rand

• **Overview of Ingersoll Rand**	**Herb Henkel**
– Where We're Headed	
– Getting the Most Out of Productivity	
– 2009 Outlook	
• **Business Reviews**	
– Commercial Systems	**Mike Lamach**
– Climate Control Technologies	**Didier Teirlinck**
– Industrial Technologies	**Jim Bolch**
– Security Technologies	**Steve Hochhauser**
– Residential Systems	**Dave Pannier**
• **Financial Summary**	**Steve Shawley**
• **Q & A**	**IR Leadership Team**

Welcome and Thank You for Coming

Portfolio Transformation, 1999 - 2008

Ingersoll Rand Revenues, as reported, 1999-2000, 2008PF



($Millions)
Pumps (IDP)
Bearings
Drill & Dresser Rand
Road Development
Bobcat, Utility, Attachments
20,000
16,000
12,000
8,000
4,000
0
2 Strategic, 60+ Bolt-on Acquisitions
Hussmann
TRANE
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

From Lower Growth Cyclical...to Higher Growth & Consistency

The “New” Ingersoll Rand

IR Mission Statement

Ingersoll Rand

Ingersoll Rand

We are the world leader in creating and sustaining safe, comfortable and efficient environments

Our Business Purpose…Steers Our Strategies, Goals and Actions

The New IR – How We Have Changed

Ingersoll Rand

- **Better Integrated**
  - Natural linkages enhanced to provide more Customer Value
  - Opportunities to improve manufacturing, technology, support functions
- **More Services and Solutions**
  - Better fulfill Customer Life Cycle needs
- **Higher Technology, Systems and Knowledge Content**
  - Significantly beyond heavy machinery / equipment companies
- **More Global Scale**
  - Provides both growth and cost reduction opportunities
- **Greater Consistency and Operational Performance**
  - Leveraging best practices, capabilities and people
  - Targeting higher growth and profitability

Building a More Customer Focused, More Capable and More Effective Company

Building Exceptional Leadership

Ingersoll Rand

- **Enhanced Global Leadership Talent**
  - More talent around the globe, e.g., promoted European President Climate Control to Global Sector President
  - Trane acquisition added global talent and experience in equipment, services and solutions businesses
  - Greater pipeline of leaders with growth potential – 28 leaders moved between IR and Trane; doubled the pool of executive-level successors
- **Building Skills for Performance – IR University**
  - Learning more available globally and electronically
  - Broader offerings in leadership, general management, sales, marketing, and operational excellence; partnerships with leading universities
- **Succession Plan in Place**
  - Named internal COO as first step in succession

Strong Leaders in Place, Developing Bench

Creating Competitive Advantage

Ingersoll Rand



Safety
• Commercial & Residential Security
• Food Safety
• Indoor Air Quality
• Mat'ls Handling
• Workplace Safety Programs
Comfort
• Control of Indoor Environment
- Commercial
- Industrial
- Residential
• Ergonomic Products
Efficiency
• Low Energy Consumption
• Industrial Productivity
• Sustainability Solutions
• Responsiveness

- **Competitive Strength in Each**
  - Product Reliability
  - Product Design
  - Precision Manufacturing
  - Brands
  - Manufacturing Scale
  - Extensive Field Service
- **Competitive Advantage in Combining**
  - System Design
  - Facility and Systems Knowledge
  - Vertical Market Knowledge
  - Distribution Power
  - Tailored Solutions for Individual Customers & Vertical Markets

Each Feature Alone Has Value…Together, Powerful

2008 Pro Forma Revenue Profile

Ingersoll Rand

Revenue by Segment



$3.4B
Climate Control 21%
Trane 46%
$7.5B
Industrial Technologies 18%
$2.9B
Security Technologies 15%
$2.5B

Trane adds 6 pts to Recurring Revenues

Revenue by Type



Recurring 25%
Replacement 45%
New Equipt 30%

Revenue by Geography



International 34%
North America 66%

Trane adds 8 pts to North America

<u>2008 Revenue: $16 B</u>

- Strong Global Presence
- Leading Product Positions
- More Recurring Revenues

End Market Composition

Ingersoll Rand



Revenue by End Market
% of Sales
2008 Proforma

	Recurring	Equipment New	Equipment Replace	Total
Parts & Service	25%	--	--	25%
Comm'l Construction – N.A.	↓	9%	14%	23%
Res. Construction - N. A.		3%	9%	12%
International Construction		7%	4%	11%
Industrial/Process		2%	7%	9%
Supermarkets – Cases / Install		4%	4%	8%
Truck and Trailer		2%	4%	6%
Bus, Container & Other		2%	1%	3%
Golf & Utility Vehicles		1%	2%	3%
	25%	30%	45%	100%

Diverse and Balanced End Markets

Trane Integration Update

Integration Evolution

Ingersoll Rand

Identify Potential Synergies	Organize Teams / Implement Specific Programs	Organize Business Activities around Sustained Opportunities
• Cost Savings - Consolidation - Efficiencies	• Corp HQ costs • Supplier rationalization • Procurement leverage • Manufacturing initiatives	• Global G&A consolidation • Integrated manufacturing • Integrated technology • Shared knowledge/infrastructure
• Growth - Cross-selling - More complete offerings - Expanded distribution	• Define growth opportunities • Parts, Distribution synergies • Team selling • Customer Development	• Tailored equip / systems for: - Key vertical markets - Cold chain - Hi performance grocery store - Home security / automation - Optimum energy efficiency • Expanded Service capability • Global expansion
Completed '08 ***$300M Identified***	***Total Savings Achieved:*** ***'08: $105M vs $75M Goal*** ***'09: ~$285M vs $200M Goal*** ***'10: ~$395M vs $300M Goal***	***Expanding Well Beyond Goal***

Moving Toward Integrated Business…
Significant Growth and Profit Opportunities

Combined Company Cost Structure

Ingersoll Rand

~ $15 Billion
Cost Structure

SG&A $3 B	• Consolidate Corporate HQ and Enterprise Services • Leverage third party spend • Consolidate service facility
COGS $12 B	**Supply Chain** $8-9 Billion • Direct Materials • Indirect & Logistics

• Consolidate suppliers/vendors
• Low cost country
• Value engineering
• Compressor supply

2008 Proforma
Cost Baseline
Combined Companies

Big Opportunities, Many Levers to Pull, Can Be Differentiator

Trane Integration – Growth Opportunities

Ingersoll Rand

Revenue Opportunity 2010

- Parts
- Service
- Controls
- Cold Chain

Parts

- Cross-selling IR and Trane parts
- HVACR applications

Service

- High Performance Energy Services for retail customers
- Light Commercial opportunity
- Leverage Trane's Branch network
- Environmental monitoring capability

Controls

- Cross-selling IR and Trane controls
- Develop integrated solutions for Climate Control, Trane, Industrial & Security

Cold Chain

- Leverage Trane technology capability for Industrial Refrigeration
- Leverage Trane project mgmt and installation capabilities

Drive Dramatic Growth

Example - High Performance Grocery

Making business better for life



Remote monitoring and control through Tracer Summit BAS to ensure building performance
Trane hi-efficiency integrated HVAC system with CDQ dehumidification for optimal customer experience
Hussmann retail refrigeration products include reach-in beverage and frozen food merchandisers, wide-island and produce merchandiser for perishables
PowerWorks microturbine provides electricity and, through cogeneration, heat and hot water
Ingersoll-Rand compressed air system and controls
Recognition Systems HandReader provides heightened access-control security
Interflex access control, employee scheduling, time and attendance management software
Steelcraft doors
Von Duprin exit device
LCN door closer
Hussmann reach-in merchandise for frozen foods and ice cream
Hussmann Port-A-Pak machine room for HVAC equipment, energy management systems and more
SUPERMARKET

- Guaranteed performance
- Lower operating costs
  - competitive advantage
- Outsource non-core activities
  - focus on preserving food quality, merchandising, customer experience
- Facility improvement "for life"
- Access to systems experts
  - Trane and Hussmann
- Simplicity of single source
  - with scale & global footprint
- Avoid traditional construction process hassles
- Alternative source of facilities funding - budget relief
- Focus on Code compliance
- Improved risk management

Customers Save Up to 15% in HVACR Energy Costs

2008 Results – Synergy Savings

Ingersoll Rand


$75M
$105M
2008 Target Savings
2008P Actual Savings

($M)	Orig. Target	Actual Achieved
• Corporate	$50	$65
• Indirect	20	30
• Material	5	10
Total	**$75**	**$105**

- Logistics - Rental Car
- Health Benefits
- Corporate Contract

- Growth Synergies: Developing

2008 Synergies Exceed Target by $30M

Synergy Forecast 2009

Ingersoll Rand



2008
2009F
$10-15M Growth
$280-290M Cumulative
$200M Cumulative
$125
$75
$175-185
$105
2009 Original Forecast Savings
2009 Revised Savings

Carry Over	$~30
Indirect	$~65
Material	$~60
International	$~25
	$175-185

Focused on execution and driving results

Targeting ~$300 Million of Cumulative Savings in 2009

Synergy Forecast 2009-2010

Ingersoll Rand



Growth
Revised
Original Forecast
$,Mil
Growth
$75
$105
$125
$180
$100
$110
2008
2009
2010
Incremental Annual Savings
Growth
$300
$395
2010 Cumulative

~$400M Savings…Growth Synergies are Additive

Cost Reduction and Productivity

Operational Excellence

- Formalized Business Operating System supporting continuous improvement
- Optimizing processes using Lean Six Sigma tools
- Enterprise Focus Areas driving repeatable results across business processes



Global Leadership
Customer Value
Innovation
Life Cycle Management
World Class Operations
Strategic Management
Business Operating System

Ingersoll Rand
Inspiring Progress™

Drive Annual Gross Productivity to 5%

Restructuring Actions

Ingersoll Rand

- 3rd Quarter '08 Slowdown Triggered Restructuring planning
- Executing $110 million of Restructuring Actions
  - Initiated in Q4 2008, covering all businesses
  - Streamline manufacturing footprint
  - Reduce G&A cost base
  - $71 million of costs incurred in 4Q 2008, balance in 2009
- 2009 Savings: over $135 million
  - $100 million net after program costs

Taking Action Promptly, Prepared to do More

2009 Projected Commodity Cost Savings

Ingersoll Rand

$M

	2009
Copper	
Aluminum	~$125M to $175M
Steel	
Other nonferrous	

~$150 Savings at Projected 2009 Volumes

Total Productivity Benefits 2008-2009



$350M
$650M
2008
2009F

Gross Productivity for 2009 = $650M

Productivity: Mat'l/Labor/Other	$350
Trane + IR Synergies	180
Restructuring Benefits	$135
Total	~$650

4%+ Productivity Forecast For 2009

Ingersoll Rand

2009 Outlook

Key Economic Indicators

Ingersoll Rand

	2007	2008	% Change	2009F	% Change
Residential:					
Single Family Starts (thousands)	**1,034**	**622**	**-41%**	**503**	**-19%**
Non-Residential:					
Non-Res Const. Contract Value ($B)	**234**	**244**	**4%**	**220**	**-10%**
Institutional	521	517	-1%	485	-6%
Commercial & Industrial	1,135	910	-20%	775	-15%
Square Footage (millions)	**1,656**	**1,427**	**-14%**	**1,260**	**-12%**
Refrigerated Trailer Units:					
North America	32,345	26,840	-17%	18,000	-33%
Europe	26,000	24,500	-6%	15,000	-39%
Total	**58,345**	**51,340**	**-12%**	**33,000**	**-36%**
Industrial Activity--US					
Industrial Production	**111.4**	**109.4**	**-2%**	**107.0**	**-2%**
Capacity Utilization	**81.0%**	**78.2%**	**-3%pts**	**76%**	**-2%pts**

Currency (Avg. Rates)	2007	2008	2009F
Euro	1.37	1.48	1.30

Expect Continuing Decline In Major End Markets

The Market Environment

Ingersoll Rand

	'08 IR Proforma Sales	2009 Plan* Market	2009 Plan* IR	Key Drivers
A/C				
Comm'l Equip.	$3.5B	(6) to (8)%	(6) to (8)%	• Down 10% in US, Europe; Up in Asia
Parts & Service	$2.5B	Not Reported	+6 to +8%	• Growth consistent w/ Past Downturns
Residential	$1.5B	Down 10% in Units	~(5)%	• Reliability, Distribution Matter
				Total Air Conditioning Down 3 to 5%
Climate Control				
- Americas	$2.0B	(5) to (10)%	Flat to (5)%	• Refrigeration replacement cycle
- Europe	$1.1B	(20) to (30)%	(20) to (25)%	• Lower Truck / Trailer Builds globally
- Asia	$0.3B	(5) to (10)%	Flat to (5)%	***Total Climate Control Down 5 to10%***
Security				• Continued Globalization
- Comm'l Amer.	$1.3B	(5) to (10)%	(5) to (10)%	• New products in residential
- Res. Americas	$0.5B	Flat to Down	2 to 4%	• Growth in Electronic Content
- Europe / Asia	$0.7B	(15) to (20)%	(10) to (15)%	***Total Security Down 5 to 10%***
Industrial				• Global industrial production
- Air/Productivity	$2.3B	(5) to (10)%	(5) to (10)%	• Reduction of Energy usage
- Club Car/Other	$0.6B	Flat to Down	Flat to Down	***Total Industrial Down 5 to 10%***
Total Company	***$16.3B***			

*Excludes the impact of FX

2009: Approximately 6 to 7% Sales Decline, ex FX

Outlook for 2009

Ingersoll Rand

- **Forecasting difficult because of turbulent end market environment**
- **2009 Outlook – proforma revenues decline (8) to (9)%, including (2)% pts FX**
  - Declining markets in N. America & W. Europe
  - Flat to slight declines in S. America & E. Europe
  - Single digit growth in Asia
- **Benefit from lower commodities**
- **$180 million benefit from Trane acquisition synergies**
- **$100 million of net restructuring benefit**
- **Productivity of 4.0+%**
- **~$(125) million of incremental pension costs**
- **Assumes flat year over year pricing**

Tough External Environment, Focused on Execution

2009 EPS Guidance Bridge Cont. Ops

Ingersoll Rand

2008 EPS Continuing Ops*	$3.34	**$3.75**
5 Months Trane	0.41	
Net Productivity, Including Restructuring & Integration Synergies	1.48 – 1.59	
Price/Volume/Mix	(1.71) – (1.47)	
Currency	(0.45) – (0.40)	
Investments	(0.24)	
Pension	(0.34)	
Interest Exp/Income	(0.35)	
Tax Rate	(0.14)	
Share Count	(0.15)	
2009 est. EPS Continuing Ops*	$1.85 – 2.25	

**Excluding one-time integration & restructuring*

2009 EPS $1.85 to 2.25 Per Share

Protecting Our 2009 Plan Performance

Ingersoll Rand

	Impact on Op. Inc.
• **Synergy upside**	**+$35M**
- Additional Europe, Asia corp. savings	
• **Contingency**	**+100M+**
• **Salary management plan**	**+$40M**
- Salary "freeze" announced 01/15/09	
Total	**$175M**

Would Offset Additional $300 - $500M Revenue Decline

IR Sales and Earnings Growth Potential

Ingersoll Rand

Base Case – Organic Growth

	'08-'12 CAGR, %
Sales	
• Fundamental Sales Growth (2X GDP)	+3% to 4%
• Synergy Sales Growth	+1 to 2 pts
Potential Sales Growth	**+4% to 6%**
$16.3B in '08 to $19B – $20B in '12	
EPS – Continuing Ops.	
• Fundamental Earnings Growth	+6% to 8%
• Synergy Earnings Growth	+ 2 to 4 pts
Potential EPS Growth	**+8% to 12%**
$3.75 in '08 to $5.10 - $5.90 in '12	

Expected Market Recovery, Growth and Productivity Programs Support This Performance

Trane Commercial Systems

Mike Lamach
President and Chief Operating Officer

February 13, 2009

Ingersoll Rand
Inspiring Progress™

Creating a New Ingersoll Rand


Safety
• EMS / food preservation
• World class workplace safety performance
• Indoor air quality
• Environmental stewardship
Comfort
• Building and system knowledge
• Optimized control and safety of indoor environments
• Ergonomic products
• Acoustic performance
Efficiency
• Lower cost of ownership
• Field service expertise
• Energy management
• Integrated building systems
• Reliability

We are the world leader in creating and sustaining safe, comfortable and efficient environments

To Deliver New Customer Value

Unique Customer Value


Safety
Comfort
Efficiency

- High performance grocery stores
- Energy efficient and secure schools
- Broad portfolio of Building Services
- Manufacturing/sourcing to improve cost and performance
  - An Integrated Supply Chain
- Expanded parts and service coverage
- Controls technology and applications

A stronger and unique customer value proposition

A Stronger Position

Ingersoll Rand

TRANE | Ingersoll Rand

Trane strengths…	Complemented by Ingersoll Rand…
• Global leader in industrial process cooling and indoor comfort systems and services • Integrated building controls and HVAC application expertise • Global reach to a diverse set of customers • Extensive distribution capabilities • Energy efficient solutions provider and environmental stewardship • Compressor expertise • Six Sigma and Safety culture	• Global capabilities • Refrigeration solutions • Full breadth of Security offerings • Deeper reach in target customer markets (vertical market alignment) • Energy efficiency and environmental stewardship • Global engineering capabilities • VAVE and LEAN six sigma • Purchasing power and cost synergies • Shared services capabilities

Two solid portfolios made stronger together

Agenda

Ingersoll Rand

- Market overview
- Growth platforms
  - Services
  - New equipment and systems
  - Global expansion
- Operational excellence
- Productivity
- Summary

Global Commercial HVAC Market

- Served market of $85B+ with attractive long term growth
- Equipment growth 4%-5%
  - Challenged by and benefiting from environmental and regulatory climate
  - Emerging markets/urbanization
- Services & contracting 6%-8%
  - Fragmented market creates share gain opportunity



Global Commercial
HVAC Market Served
$150
$100
$50
$0
CAGR ~7%
2000
2004
2008
2012
Controls Equipment & Services (CAGR = 5-6%)
Parts & HVAC Mechanical Services (CAGR = 7-9%)
Commercial HVAC Equipment (CAGR = 4-5%)

Source: BSRIA, BCS Partners, Frost & Sullivan

Key Drivers

Regulatory Compliance	Environment & Sustainability	Energy Conservation	Urbanization	Installed Base

Long term prospects continue to be favorable

Trane Commercial Systems

- Global leader in industrial process cooling and indoor comfort systems and services, $6B
  - 25,000 associates in 60 countries
- Continued focus on systems and services throughout the building lifecycle
  - Extend product leadership
  - Expand service offerings
  - Global expansion
  - Strengthen Contractor & building owner relationships
  - Build on environmental and energy efficiency leadership
- Margin improvement through operational efficiency


Services & Parts
HVAC Systems


EMAIR
North America
Asia
Latin America

A global leader in commercial HVAC systems & services

Customer Market Segments

Commercial

- Offices, retail, lodging
- $10B+ product opportunity serving hundreds of thousands of customers
- Trane equipment mix ~45%
- Leverage IR Security Technologies, Hussman



Institutional

- Healthcare, Education, Government
- $7B+ product opportunity serving tens of thousands of customers
- Trane equipment mix ~33%
- Leverage IR Security Technologies



Industrial

- Process Manufacturing, Life Sciences, Data Centers
- $6B+ product opportunity serving thousands of customers
- Trane equipment mix ~22%
- Leverage IR Security, Cold Chain



Broad and diverse set of customers globally

High Performance Grocery

- Combined systems expertise of Trane and IR to deliver energy savings of 15%
  - Trane high efficiency HVAC with CDQ™ dehumidification systems, building controls, remote monitoring
  - Hussman retail refrigeration
  - IR compressed air systems
  - Steelcraft doors, Interflex access control
- Strong pipeline of opportunity with leading national chains
- $3B+ market opportunity



Safety
Comfort
Efficiency



Trane – IR improves value to customer in emerging segment

Addison School District


Safety
Comfort
Efficiency

- Solution approach delivers unique competitive advantage for school renovation project
  - Trane HVAC systems, controls and services
  - CCTV, Intercom and card access from IR Security
- Next step
  - Extended service offerings
  - Additional buildings across the district
  - Additional districts



Trane – IR improves value to customer in $3B segment

Trane Building Services

Ingersoll Rand

- Full portfolio of lifecycle and energy management services
- Extensive global capabilities
  - 250+ Service Locations
  - 4,300+ factory-trained and certified service professionals
  - LEED accredited engineers
- Tremendous growth opportunity
  - Energy services
  - Portfolio expansion
  - Global expansion
- Building off strong performance
  - 2005 to 2008 CAGR 13%
  - 2009 to 2013 CAGR 10-12%


TRANE
Building Services

Great business with growth potential despite market downturn

Trane Building Services

Ingersoll Rand

Roquette Americas

- **Manufacturer of corn based starches and syrups**
  - Used in foods, drinks, cosmetics, pharmaceuticals and agricultural goods
- **Aging Trane and York systems**
  - Seldom maintained due to 24x7 customer operations

- **Trane Select Service Agreement**
  - 5 year, $1.9M
  - Scheduled maintenance and repairs, monthly inspection
  - 6 R'newal upgrades
  - Chiller rental contingency



Equipment expertise creates foundation for Services growth

Integrated Systems Leadership

Ingersoll Rand

Chillers	Airside	Unitary	Controls
Water-cooled Centrifugal	Air Handling Units	Packaged Rooftop Units	Tracer
Air & Water-cooled Screw	Fan And Blower Coils	Water-source Heat Pumps	Tracker Light Comm'l
Air & Water-cooled Scroll	Variable Air Volume (VAV) Devices	Ducted Split Systems	Factory or field mounted
	Unit Ventilators	410A conversion complete in '09	Energy & Performance Monitoring


Integrated Systems Leadership

More new products in next 18 months than last 20 years

Integrated Systems Leadership

Ingersoll Rand

Borneo - Thermal Energy System




Certificate of Appreciation
Opening of
1BORNEO

Background

- Largest mall in East Malaysia
- 1.5m ft^2 shopping area
- 4 Hotels
- Auto City & Cineplex
- Exhibition & convention area
- Local craft exhibition area

Solution

- Design, supply and install complete HVAC System including Ice Storage
- Equipment – CVHG Chillers, Chilled Water Pumps, Plate Heat Exchanges, Cooling Towers, AHUs, Air Cooled Chillers, Smoke spill fans, Ducting

Keys to Success

- Customer Relationship
- Design Expertise
- Lower first time & operating costs

Integration capabilities key to delivering complex solutions

Integrated Systems Leadership

New Global Chiller Platform

- Description
  - 15 – 130 ton air-cooled scroll chiller
  - HFC-410A refrigerant

- Global market size - $1B

- Customer benefits
  - Increased energy efficiency
  - Reduction in generated sound levels
  - Ease of Use with respect to installation, commissioning, and servicing
  - Increased ability to gain LEED points for certification



First global chiller platform, launching in all regions

Integrated Systems Leadership

New Airside System

- Description
  - High performance, consolidated indoor/outdoor platform
  - Sizes from 3 to 120 tons
- Innovative design delivers $20M productivity annually
- Global market size - $850M
- Customer benefits
  - Exceeds best in class performance
  - High efficiency and energy recovery
  - Low leak rates, noise and vibration
  - Improved filtration and IAQ options
  - Easy to service and maintain


AHU
For Every Need
M-Series • T-Series • Packaged • Unit Ventilator • Blower Coil • Fan Coil • Custom

New design delivers performance, energy efficiency & cost savings

Integrated Systems Leadership

Ingersoll Rand

New Controls Portfolio

- Web enabled
  - Meets market expectations for easy access from any PC on the web
- Open standard protocol support
  - Easy integration of Trane controls into the customer's environment
- Modular/scalable platform
  - Increased competitiveness and access to more markets
- Wireless sensors and communications
  - Cost, convenience, comfort, confidence
- HVAC system applications
  - Building on established HVAC system applications expertise

Tracer ES™		Managing a portfolio of facilities
Tracer SC		Controlling building comfort and energy
Tracer UC family		Optimizing equipment operating efficiency
Wireless Sensors		Maintaining healthy & productive spaces

New controls platform, many new features will drive systems growth

Global Expansion

- Successful global expansion leveraging North America solutions
  - Balanced growth from all regions and revenue streams
  - Improved mix in spite of 10+% US CAGR

- Continued commitment to expansion
  - Localizing offers and investing in the regions
  - New offers to meet local requirements

International Revenue Mix



50%
40%
30%
20%
10%
0%
2004
2008
2012

Healthy global growth and balance

Operational Excellence

Ingersoll Rand

World Class Safety

- World class safety performance an integral part of Trane culture
- Right for associates and right for the business
  - $5K avoided for each recordable incident
  - $30K avoided for each lost work day
- Provides competitive differentiator



Total Recordable Incident Rate (TRIR) by Quarter (1Q01 - 4Q08)
TRIR
World Class (0.70)
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00



Lost Time Incident Rate (LTIR) by Quarter (1Q01 - 4Q08)
LTIR
World Class (0.07)
2.50
2.00
1.50
1.00
0.50
0.00

World class safety embedded in every day processes

Operational Excellence

Ingersoll Rand

Integrated Global Supply Chain

- **Low cost country, region of use**
  - Drive to 35% LCC by 2012
- **Drive continuous productivity**
  - Annual improvement 4% to 5%
- **Globally integrated supply chain**
- **Safety, Environmental, Health leadership**
- **World class product innovation and quality**



Safety
▪ World class performance
▪ 24/7 safety culture
▪ Embedded in processes
Productivity
▪ IR/Trane synergies
▪ Lean transformation & technology leverage
▪ Region of use production & facility consolidation
Customer
Quality
▪ Lean Six Sigma culture
▪ Quality Management System
▪ Global supplier quality
Customer Satisfaction
▪ Best in industry lead times
▪ Synchronized supply & demand
▪ Exceeding expectations

Delivering margin expansion

Operational Excellence

Ingersoll Rand

Global Quality and Delivery

- **Continuous quality improvement**
  - Greater than 10% reduction in Warranty & Concession as Percent of Sales
  - Supplier PPM reduction
  - Preventive advanced quality planning for new products/refrigerant changes
  - Recover costs of supplier caused warranty
  - Early launch containment





4%
3%
2%
1%
0%
5 Yr 2005 50% Reduction Goal
2003
2004
2005
2006
2007
2008
2009P
2010P
2011P

- **Continuous delivery improvement**
  - Region of use manufacturing
  - Improved linearity
  - Shortened internal ship cycles
  - Transporter management
  - Six Sigma process improvements
  - Enhanced SIOP processes

Systematic processes drive competitive advantage

Productivity

Compressor Strategy

- **Leverage spending**
  - Compressors and commodities
- **High precision manufacturing, consolidation and regionalization**
  - High precision rotor manufacturing to Mexico and Mocksville
  - Centrifugal Chillers to China
  - Leverage IR footprint and capabilities
- **Expand capability to refrigeration and HVAC using IR compressor platform**
- **Leverage resources and best practices**
- **Pursue after-market opportunities**

Compressor Spend



ITS/Air Ends
Thermo King
Hussmann
Trane

Compressor Make-Buy



Buy
Make

Significant synergy across Ingersoll Rand

Productivity

Manufacturing Expertise

- Thermo King historically purchased coils for its roof top bus air conditioners from a 3rd party supplier
- Trane coil manufacturing capabilities meet Thermo King specifications
- Trane Curitiba plant will now build the condenser and evaporator coils for Thermo King
  - Saves $1M+ annually
  - Improves cycle times



THERMO KING

- #1 Worldwide transport refrigeration

Key cost synergy opportunity

Productivity

Controls Technology

- **Expanded customer offer**
  - Trane: HVAC and building controls, services
  - Security Technologies: access control, video monitoring, systems integration
- **Leverage control technology to differentiate products across IR offers**
- **Standardize unit controllers to reduce cost and simplify process**
- **Service growth across our businesses**
  - Common platforms and tools enable a knowledge-based, data-driven strategy



Collaborating across IR to address $1B+ market opportunity

Productivity

Distribution Network

- Sales – leverage customer relationships across Trane and Ingersoll Rand
- Services - utilize Hussmann service technicians to support light commercial HVAC customers
- Parts - leveraging extensive Trane retail network to distribute IR products
  - Hussman & Krack refrigeration parts
  - Tools, lock, and compressors



Trane Parts Centers



Leveraging extensive Trane distribution network

Summary

Ingersoll Rand

- **Strong industry and business fundamentals despite current economic challenges**
- **Balanced portfolio and outstanding customer relationships**
  - Architects, engineers. owners
  - Products, systems, services
  - Global reach and expansion
- **Unprecedented number of new products launching in next 18 months**
- **Operational excellence and productivity synergies showing measurable benefits**
- **Expanded customer value proposition across IR businesses paying early dividends**
- **Well positioned to capture growth during and after downturn**



Sales Growth
8
6
4
2
0
CAGR 11%
CAGR 5% to 8%
2004
2008
2012



Safety
Comfort
Efficiency

Strong business, well-positioned for future

Climate Control Technologies

Didier Teirlinck, President

February 13, 2009

Ingersoll Rand
Inspiring Progress™

Agenda

Ingersoll Rand

- **Climate Control Technologies Sector Overview**
- **Global Climate Control Market**
- **Current Market Conditions**
- **Climate Control Technologies Strategy**
  - Accelerating Core Business Leverage
  - Protecting Future Growth Potential
  - Leveraging Trane
- **Summary**

Climate Control Technologies

Ingersoll Rand

1997

THERMO KING

- #1 Worldwide transport refrigeration

2000

HUSSMANN

- #1 N. America remote display cases
- #1 N. American service provider

Ingersoll Rand
Climate Control Technologies

Leader In Transport & Stationary Refrigeration - $3.4B Revenue

Climate Control Technologies

Ingersoll Rand

Dynamic Industry

- Energy efficient solutions in demand
- High demand for cold chain infrastructure in emerging markets
- Critical market for food safety and productivity

Strong Business

- Technology leadership and strong value propositions
- Global footprint & distribution network
- Leading market position

Outlook

- Market downturns worldwide
- Increasing and improving competition globally
- Positive long-term market trends
  - Emerging market growth
  - Developed market recovery

Driving Actions

- Driving operational excellence and productivity
- Investing for future growth
- Leveraging Trane for revenue and efficiency opportunities

Global Product Portfolio

Ingersoll Rand

Retail Refrigeration


Display Cases


Refrigeration Systems


Coils & Condensers

Transport Refrigeration


Trailer & Truck


Rail & Seagoing Containers


Bus & Rail HVAC Systems

Industrial Refrigeration


Industrial Refrigeration Systems


Cold Storage Facilities


Design Engineering, Project Management & Related Services

Serving All Key Climate Control Segments, With Strong Product Offerings And End Market Knowledge

Products and Customers

Product Mix



Transport
Stationary
Self Contained APU
Marine
Bus/ Rail
Trailer/Truck
30%
Ref Systems
Aftermarket Parts
11%
Contracting
16%
Remote Cases
18%

End Markets

- **Retail / Grocery**
  - Supermarkets / Hypermarkets
  - Convenience stores / Drug stores
- **Transport**
  - Owner / Operators
  - Logistics
- **Global shipping lines**
- **Pharmaceuticals**
- **Food and Beverage**
- **Food Service**
- **Bus and Railcar OEMs**
- **Municipalities**

Diverse Portfolio Of Solutions To Serve All Critical Industries And Customer Segments

Cold Chain

Ingersoll Rand

What is a Cold Chain?

- Temperature controlled supply chain
- Sum of all the Assets, People & Processes necessary to deliver safe, quality perishables to consumers


MILK

Dairy | Pharmaceutical | Floral | Poultry | Seafood | Fruit & Vegetable | Meat



Why are Cold Chains Needed?

- Enable ‘food to consumer’ infrastructure
- Improve quality of life
  - Drive GDP growth
  - Ensure integrity of perishables
- Reduce waste; meet increasing demand

Market Opportunity

Ingersoll Rand

THERMO KING | HUSSMANN






Road
Ocean
Rail
Air







	Post-Harvest Processing	Food Processing	Long Haul	Warehousing	Distribution	Retail
Global Market ($B)	3	4	2	11	1	10
CCT Strengths	• Cold chain technology • Coils and condensers • End market expertise		• Distribution • Leading value proposition	• Design engineering • Project management	• Multi-Temp performance	• Product knowledge & technology • Merchandising • Service network

$30 Billion Global Market – CCT Uniquely Positioned To Create End-To-End Cold Chain Value Propositions

Global Market Development



China

- Middle class doubles over next 5 years
- >200K points of food purchase / consumption but undeveloped infrastructure
- High levels of fruit / vegetable shrink

India

- Limited agricultural growth
- Crop value deterioration of 20% - 70%
- Mass transport HVAC demand



South America

- Strong, growing transport refrigeration market
- Chile is leading example of cold chain adoption
- Increasing food exports and % of perishables in cold chain



CCT's Position

- Strong local presence worldwide
- Building distribution and leveraging Trane
- Localizing products
- Leading solutions and technology to meet world demand

Global Cold Chain Adoption Significantly Increases Market Demand

Players Across The Cold Chain

Ingersoll Rand



Road
Ocean
Rail
Air

Long Haul



Warehousing



Distribution



Retail

Climate Control Technologies Market Share			
High	Growing	High	Leading in N.A.

Carrier	York	Carrier	Carrier
Mitsubishi	GEA	Mitsubishi	Hill-Phoenix
King Tec	Dalian / Sanyo	Zanotti	Arneg
Songz	Stellar	RodoFrio	Sanyo
Daikin			Kysor-Warren
Maersk			

: Land Transport (Mitsubishi, King Tec, Songz)

: Marine Transport (Daikin, Maersk)

: Both

Strong Market Position To Capitalize On Cold Chain Development Worldwide

Global Cold Chain Trends

Ingersoll Rand

Energy Efficiency	Increasing global demand for: • Reduced energy consumption • Smaller carbon footprint • Reduced operating costs
Food Production Efficiency	• Global economic development drives greater demand for food • Global food inflation pervasive in 2008 • Focus on reduction of food spoilage / waste • Development of emerging market cold chains
Food Safety	• Increased incidents of food borne illness / contamination • Greater awareness of cold chain security / chain of custody issues • Traceability • Food handling

Sustainability, Productivity, Security

CCT Value Proposition

Ingersoll Rand

Reliability	• Performance, dependability, and lowest cost operation • Innovation: refrigeration, temperature stability, reliability, noise reduction
Global Service	• Over 850 TK dealers in more than 75 countries worldwide • Over 150 retail branches/dealers worldwide
Energy Managemt / Green Solutions	• Integrated HVAC/Refrigeration energy management solutions • TriPac: eliminates unnecessary truck idling
Retail Merchan-dising	• Specialty products • New merchandising concepts and designs • Addressing customer needs for creativity, flexibility & speed
Optimal Shelf Life	• Proprietary fresh fruit & vegetable deterioration data • Technology for perishable supply chains to: • Reduce food safety risk, increase shelf life, maintain quality of perishable

Compelling Value Proposition To Deliver Customer-focused Innovation And Extend Market Leadership

Managing For Market Risk & Future Growth

- Driving operational excellence and productivity
  - Manufacturing footprint optimization
  - Leaning out the business
  - Productivity
  - Trane synergies
- Investing for future growth
  - Energy management
  - Innovation
  - Cold chain
  - Geographic expansion (channel development, localization)

Strong Long-Term Prospects…Short-Term Plan in Place

Manufacturing Footprint Optimization

Ingersoll Rand

CLIMATE CONTROL TECHNOLOGIES


2001
2008
40
17
7.9
5.0
308
672
Sites
Sqr Ftg (M)
Rev / SF

- Aligning footprint with market opportunities
- Rationalizing capacity in mature markets
- Continuing to invest in emerging markets and best cost countries
  - China
  - India
- Dramatically improving manufacturing footprint productivity

Achieving Higher Productivity Of Assets, While Simplifying Manufacturing Footprint

Leaning Out The Core Business

Ingersoll Rand

- Focused on key processes that drive customer satisfaction and productivity
- Using lean six sigma to enable launch of ERP programs
- Driving higher savings per kaizen event
  - $8M savings in 2008
- Formalized black belt expansion program
  - $7M savings in 2008
- Investing in program management capability
- Leveraging Ingersoll Rand's Business Operating System

Investing In Execution And Speed

Total Productivity

Ingersoll Rand



4% to 5%
3%
2006 - 2008
Future

- Plant and branch productivity
- Footprint and process reviews
- VAVE Programs for COGS Reduction
- "Best" Cost Country Sourcing

Achieved 3% Productivity; Programs In Place To Deliver 4-5%

Global ERP / Oracle Roll Out

Ingersoll Rand

Inventory Turns

	Prior to Oracle Implementation					2007 /		
	2002	2003	2004	2005	2006	2008	2009	Change
Suzhou	3					22.6		19.6
Galway		6.2				22.2		16.0
Kolin			7			24.6		17.6
Barcelona				17		18.5		1.5
Puerto Rico					15.3	16.3		1.0
Louisville, Hastings, Minneapolis						✓		
Bridgeton, China							✓	

Improved Asset Utilization / COGS Through Global Business Transformation

Leveraging Trane

Ingersoll Rand

New Service Offerings	• High performance grocery / energy management • Hussmann parts through Trane retail network • Integrated HVAC / Refrigeration solutions
Industrial Refrigeration	• Extend Krack distribution through Trane retail network • Evaporators / Condensers • Cross-selling
Global Footprint	• Emerging market footprint / infrastructure • Manufacturing and distribution synergies
Compressors/Condensers/Coils	• Product planning and technology • Manufacturing • Procurement

Leveraging Trane For Revenue And Efficiency Opportunities

Managing For Market Risk & Future Growth

Ingersoll Rand

- Driving operational excellence and productivity
  - Manufacturing footprint optimization
  - Leaning out the business
  - Productivity
  - Trane synergies

- Investing for future growth
  - Energy management
  - Innovation
  - Cold chain
  - Geographic expansion (channel development, localization)

Strong Long-term Prospects…Short-term Plan In Place

Energy Management / High Performance Grocery

Ingersoll Rand



Remote monitoring capability allows Ingersoll-Rand service personnel to be dispatched before a problem causes downtime
Thermo King truck refrigeration for transport of perishables
Hussmann retail refrigeration products include reach-in beverage and frozen food merchandisers, wide-island and produce merchandiser for perishables
PowerWorks microturbine provides electricity and, through cogeneration, heat and hot water
Ingersoll-Rand compressed air system and controls
Recognition Systems HandReader provides heightened access-control security
Interflex access control, employee scheduling, time and attendance management software
Steelcraft doors
Von Duprin exit device
LCN door closer
SUPERMARKET
Hussmann reach-in merchandiser for frozen foods and ice cream
Hussmann Port-A-Pak machine room for HVAC equipment, energy management systems and more
Dor-O-Matic automatic doors
Club Car security and utility vehicle

Opportunity To Reduce Energy Consumption By 15% Per Store

Innovation

Ingersoll Rand

SLX


THERMO KING
SLX

New European trailer product range

- Low fuel consumption
- Low life cycle cost
- Easy to operate
- Optimal data monitoring and management

EMS



Sanitizes surfaces and air from mold, bacteria, and viruses

- 24/7 continuous air and surface sanitation
- USDA tested and endorsed
- Environmentally safe and 100% organic
- Wide range of applications across the cold chain

Protocol



Green alternative to traditional refrigeration system

- Small carbon footprint
- Low Total Equivalent Warming Impact (TEWI)
- High energy efficiency
- Reduced HFC refrigerant use
- Low rate of refrigerant leaks

TriPac


TriPac

Auxiliary Power Unit (APU)

- Reduces unnecessary fuel consumption by over 85%
- Eliminates unnecessary truck idling
- Extends truck engine maintenance intervals
- Complies with anti-idle laws

19% Of CCT Revenue Derived From New Innovations

Cold Chain Development

Ingersoll Rand


Process
People
Assets
= Perishable


Road
Ocean
Rail
Air
Post-Harvest Processing
Food Processing
Long Haul
Warehousing
Distribution
Retail

People: Education, certification, integrated people management
Process: Consulting, certification, supply chain management
Assets: Refrigeration equipment, monitoring, integrated asset management

Uniquely Linking All Critical Cold Chain Components

Geographic Expansion

Ingersoll Rand

Climate Control Technologies Revenues



2001
Revenue: $2.4B
ESA, Asia Pacific & Latin America
39%
61%
North America
2008
Revenue: $3.4B
ESA, Asia Pacific & Latin America
47%
53%
North America

Continuing To Drive Global Expansion

Financial Performance


Revenue
$B
CAGR:
5%
2.4
3.4
2001
2008


Operating Income
$B
CAGR:
9%
0.2
0.4
7.4%
10.7%
2001
2008

Excludes restructuring and impairment charges

Track Record Of Improving Profitable Growth

Summary

Ingersoll Rand

- **Strong cold chain business**
  - $3.4B in revenue
  - Strong technology and value proposition
  - Global footprint and distribution network
  - Leading market position

- **Delivering productivity and operational excellence**
  - Manufacturing footprint optimization
  - Leaning out the business
  - Productivity
  - Trane synergies
  - Improve margins by 0.5 ppts per year through 2012

- **Driving solid and consistent growth**
  - Energy management solutions
  - Innovation
  - Cold chain solutions and new business opportunities
  - Geographic expansion

Climate Control Sales ($B)



2.8
3.4
4.0
5%
5%
2004
2008
2012

Building a Better Business

Industrial Technologies

Jim Bolch, President

February 13, 2009

Ingersoll Rand
Inspiring Progress™

Industrial Technologies

Ingersoll Rand

Air Compressors ***$1.6 Billion***	 **Centrifugal**	 **Rotary**	 **Reciprocating**
Tools **Fluid Handling** **Material Handling** ***$700 Million***	 **Tools**	 **Fluid Handling**	 **Material Handling**
Club Car ***$700 Million***	 **Golf**	 **Transportation**	 **Utility**

Providing Broad Range of Market Leading Products and Services

Revenues

Global Footprint + Installed Base



4% Latin America
18% Asia Pacific
53% N. America
25% ESA



34% Aftermarket
66% Completes

	'00	'04	'08
% N. America	67%	61%	53%

	'00	'04	'08
% Aftermarket	27%	34%	34%

Geographic Diversification with a Large Installed Base

Financial Performance

Ingersoll Rand

2003-2008 Performance



Revenue
OI
3,000
2,500
2,000
1,500
1,000
500
Revenue ($M)
450
375
300
225
150
75
-
Operating Income ($M)
2003
2004
2005
2006
2007
2008
Excludes restructuring charges

- CAGR Revenue: 10%
- CAGR Revenue Organic: 6%
- CAGR Operating Income: 16%
- ROIC: 25%

Track Record Of Consistent, Profitable Growth

Competitive Landscape

Ingersoll Rand

Rank	Air Compressors	Tools	Fluid Handling	Material Handling	Club Car
1	Atlas Copco	Atlas Copco	GRACO	CM	Ingersoll Rand
2	Ingersoll Rand	COOPER Tools	IDEX CORPORATION	KITO	EZGO A Textron Company
3	GARDNER DENVER	Ingersoll Rand	WILDEN	DEMAG Cranes & Components	JOHN DEERE

Strong Positions in a $26 Billion Market Space

Current Market Conditions

Industry	2009
Auto Assembly	↓
General Manufacturing	↓
Pharma	↔
Food & Beverage	↔
Electronics	↓
Heavy Industry	↓
Oil & Gas	↔
Leisure (golf/resorts)	↓



Diversification of End Customers Lessens Impact of Economic Downturn

Key Business Strategies

Ingersoll Rand

Strategic Priority	Focus Areas	EFA Alignment
Product Management	• Simplification • Innovation	Innovation
Channel Synergy & Expansion	• Customer Satisfaction • Emerging Markets Growth	Customer Value
Recurring Revenue	• Service • Remanufacturing	LifeCycle Management
Operational Excellence	• Lean Six Sigma • Supply Chain	World Class Operations
People Development	• Talent Development • Engagement	Global Leadership

Key Strategies Aligned with IR Focus Areas

Strategic Priority:

Ingersoll Rand

Product Management

Product Management

Key Initiatives

- Drive innovation on breakthrough products to build competitive advantage
- Focus new product development on filling gaps in product offering
- Product rationalization to drive standardization and reduce part and frame count

Benefits

- Complete, market leading product lines
- Regional cost and market competitiveness
- Improved gross margin/working capital

Product Management: Innovation

Ingersoll Rand

Club Car XRT 950



Leveraging Technology to Enter New Markets

20 – 40 hp Nirvana Air Compressor

Innovation:

- Integration – one simple package
- 35% energy savings vs. fixed speed
- Upgradeability – flow and power
- Reliability – simple, serviceable design
- Low noise


7.5-15hp
20-40hp
50-300hp
7.5H P
300HP

Objective:

- Take Nirvana technology into smaller machines
- Provide customers with an air compressor that "grows" with their business
- A small, quite and energy efficient compressor


Flexibility
Pressure
Customer Growth
20 hp
25 hp
30 hp
40 hp

Upgrade via Intellikey

New Products to Meet Today's "Green" Consumers

Product Management: Simplification

Design for Manufacturing





Goal: 30% cost reduction by

% Total	Reduction Description
> 10%	Cast Iron Weight
> 30%	Number of Components
> 50%	Fasteners
> 25%	Machining Time
> 35%	Assembly Time

Strategic Priority:

Ingersoll Rand

Channel Synergy and Expansion

Channel synergy & Expansion

Key Initiatives

- Move to Sector channel to market vs. multiple business units / distribution channels
- Expand direct channel to enable service
- Focus on strategic accounts
- Leverage Trane channels/infrastructure

Benefits

- Improved customer satisfaction
- Ability to leverage relationships across products
- Long term, global customer relationships

Strategic Account Opportunity

Ingersoll Rand

	BASF The Chemical Company	Nestlé Good Food, Good Life	Coca-Cola	MITTAL	TOYOTA
Headquarters:	**Ludwigshafen, Germany**	**Vevey, Switzerland**	**Atlanta, GA, USA**	**Rotterdam, The Netherlands**	**Toyota City, Japan**
Profile:	World's largest chemical company	World's Largest Food & Beverage Processor	World's Largest Soft Drink Company	World's largest Steel Company	Global Vehicle Manufacturer
Worldwide Facilities:	277	500	265	60	52
Compressor HP per Site	1500	800	600	2500	6000
Industrial Technologies Global Opportunity (Annual)	$20M	$40M	$16M	$35M	$40M

Global Service Footprint Enables Opportunity

Trane - Cross Selling Wins

SEWON IND. CO., LTD.
Best Business Partner

- Tier 1 Supplier to Kia Motors
- Industrial Technologies Customer
- Building a new plant in GA
- Introduced Trane sales team to Vice Chairman of Sewon
- Trane wins $500k HVAC order for the new plant

APEX FOAM INDUSTRIES

- Supplier to Trane
- Utilizes compressors for foam application systems
- Trane introduced Industrial Technologies
- Apex ordered 3 new compressed air systems
- Ingersoll Rand compressors now included in all Apex foam application systems

Revenue Synergies Exist on Multiple Levels Across Sectors

Strategic Priority:

Ingersoll Rand

Recurring Revenue

Recurring Revenue

Key Initiatives

- Build base of comprehensive service contracts
- Grow direct channel to enable service delivery
- Expand local remanufacturing capabilities
- Targeting 50% of revenues

Benefits

- Ability to consistently service strategic customers on a global basis
- Reduced volatility of revenue and cash flow
- Better alignment with customers

Recurring Revenue Sources

Ingersoll Rand

Parts/Accessories



Service



Remanufacturing and Used



Pay for Use



Multiple Streams of Profitable Aftermarket Revenue

Recurring Revenue Sources

Ingersoll Rand

Service Contracts

PackageCare™
Eliminate the Inconvenience



"With PackageCare I can focus …"

Jesse Tompkins, Maint. Mgr.
The Fisher Group



"Our plant reliability has increased by almost 100%."

Brian Downey, Plant Engineer
DAP Corporation

2008 Monthly Revenue


Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

- Customer connectivity
- High gross margins
- Negative working capital

Conversion to Service Contracts Increases Sustainability

Club Car Guardian SVC

Monthly Fee Based Program

- GPS Based Fleet Management
- Vehicle Control (theft / damage)
- Vehicle Usage History/Diagnostics
- Yardage to Pin Display
- Lower Cost than Past Systems
- Released Jan 30 2009 – Orders Already Received


Guardian Technology Overview
Global Positioning System Satellites
Guardian Server
Club Car
Guardian WiFi Network
wifi
Guardian processor
The Internet
Internet-connected Personal Computers
Guardian-equipped Club Car golf cars

Guardian System


Guardian SVC Manager
Guardian SVC Manager

Course Management Screens

Significant Recurring Revenue Source in Newly Created Market Space

Strategic Priority:

Operational Excellence

Operational Excellence

Key Initiatives

- Lean Six Sigma
- Manufacturing Footprint
- Supplier Development
- Regional Manufacturing

Benefits

- Improved quality and delivery
- Improved productivity
- Greater capacity utilization

Manufacturing Footprint

Ingersoll Rand



- Closed since 2000
- Closing in 2009
Madison Heights
Hindley Green
Swan Lane
Douai
Evian
Roubaix
Oberhause
n
Unicov
Pavlovo
Bangalore
Naroda
Sahibabad
Angola
Bryan
Athens
West Chester
Seattle
Baxter Springs
Rivoltana
Vignate
Trieste
Changzhou
Guilin
Nanjing
Shanghai
Wujiang
Singapore
Campbellsville
Davidson
Mayfield
Mocksville
Southern Pines
Augusta
Australia
Londrina

Currently 24 Factories, 9 in Low Cost Countries – Continuing to Optimize Footprint

Regional Manufacturing

C700 Localization to China



Cost
Gross Margin
Sell Price ($US)
120,000
100,000
80,000
60,000
40,000
20,000
0
Davidson
Shanghai



Localization Impact

• Gross Margin Impact:	19% Improvement
• $ Working Capital – Inventory:	$500,000 Reduction
• Lead Time:	> 8 Week Reduction

Sourcing / Supply Chain

Ingersoll Rand

Supplier Rationalization



4000
3000
2000
1000
0
2005
2006
2007
2008
2009
2010

Goals:

- Improve quality
- Volume leverage
- COE driven strategy

Low Cost Country Sourcing



40%
30%
20%
10%
0%
2005
2006
2007
2008
2009
2010

Goals:

- 35% - 40% LCC content
- Supplier development
- COE driven strategy

Material Productivity



8.0%
6.0%
4.0%
2.0%
0.0%
2005
2006
2007
2008
2009
2010

Goals:

- Increase VAVE
- Lean-Six Sigma at suppliers
- Use competitive tear-downs

Driving Productivity Across Operations

Global "Productivity Days"

- All plants and functions
- Over 8,100 ideas generated
- $150 MM in potential savings
- Prioritization by benefit vs. effort and timing
- Cultural transformation to engage entire organization
- Ongoing process vs. one time event



Productivity Opportunities - Benefit vs. Effort Plot
BEST OPPORTUNITIES
Make Top Priority
HIGH EFFORT
HIGH BENEFIT POTENTIAL
QUICK WINS
WORST OPPORTUNITIES
Do Not Pursue
Benefit (B - Score)
Effort (E - Score)
5.0
7.5
10.0
12.5
15.0
17.5
20.0
12
10
8
6
4
2

Ideas Prioritized for Action



Workers in Shanghai Brainstorm Ideas

Engaging Entire Workforce in Driving Productivity

Operational Excellence

Ingersoll Rand

Lean Six Sigma

Changzhou	Baseline	Sep-07	YTD Sept '08
Inventory Turns	6.8	26.5	33.4
OTD %	87%	99.5%	100%
Defects per Million	190,000	50,000	3,027
Lead Time (days)	45	25	20


2007/02/12

2007/02/12

2007/02/12

Trained 9,200 Sector Employees in Lean Fundamentals

Industrial Technologies

- Diversified global business segment
- Organic growth potential with margin expansion runway
- Strong positions in core markets



CAGR
9%
CAGR
4-6%
2004
2008
2012

Solid Businesses, Growth Opportunities, Expanding Margins

BREAK

Security Technologies

Steven Hochhauser
President

February 13, 2009

Ingersoll Rand
Inspiring Progress™

Agenda

- Security Technologies Sector Overview
- Financial Characteristics
- Global Security Market
- Security Technologies Market Strategy
  - Accelerate Globalization
  - Continuous Improvement and Innovation
  - Mechanical to Electronic Transformation
- Key Messages

Security Technologies

Ingersoll Rand

Dynamic Industry

- Overarching security concerns
  - Historically growing 2x GDP
  - Double digit growth segments
- Code and specification driven
- Evolution of industry

Strong Business

- Brand and specification leadership
- Demand creation
- Strong channel and installed base
- Global footprint and supply chain

Driving Actions

- Dealing with headwinds
- Restructure actions implemented
- Achieve 6% productivity
  - Footprint optimization
  - Trane synergies
  - Operational excellence

Building Our Future

- Global expansion
- Expansion of intelligent solutions
  - Residential electronic evolution
  - Next generation commercial electronic solutions

Achieved Growth and Maintained Profitability Through Global Expansion, Innovation and Channel Development

Who We Are



Global Brands

SCHLAGE
VON DUPRIN
LCN
CISA
interflex
BRICARD
BOCOM Systems

Brand Promise

Protecting people, property and assets with customer-focused solutions at every level of security

Leader in Global Security Solutions $2.5B

Global Product Portfolio

Ingersoll Rand

Commercial Locks & Key Systems	Residential Locks & Handlesets	Exit / Door Controls & Steel Doors / Frames	Portable & Accessories
			

Commercial Electronic Locks	Residential Electronic Keypad Lock	Biometric Readers	Readers & Credentials	Software & Controllers
				

Installation & Service	Workforce Management
	

Market Driven Products and Solutions

How We Work

Ingersoll Rand





Ingersoll Rand Security and Safety Consultants

→

Channels
- Contract Hardware Dealers
- Wholesalers
- Locksmiths
- Integrators
- Big Box/Retail
- Residential Builders

→

Vertical Markets
- Education
- Healthcare
- Government
- Military
- Light Commercial
- Hospitality
- Office
- Res-Builders
- Consumers
- Multi-Family

Leader in New Construction Specification
Installed Base = Like for Like Replacement

Global Leader in Channel Management and Demand Creation

Acquisitions

Ingersoll Rand



Astrum
ITO
XceedID
Security One Systems
CISA
Bocom
Dolphin Technologies
Ingersoll Rand Fu Hsing
CISA
Mechanical
Electronic Access
System Integration

Key Objectives

- Acquire and apply technological capabilities
- Leverage geographical market opportunities
- Leverage manufacturing efficiencies
- Establish brand superiority

Bolt-on Acquisitions and Joint Ventures Support Growth Strategy

Where We Are

Ingersoll Rand

Americas
HQ - Indianapolis, Indiana
17 Manufacturing & Distribution Sites
22 Sales Consultant Offices
40 Integration & Service Offices

Europe
HQ - Brussels, Belgium
10 Manufacturing & Distribution Sites
22 Sales Consultant Offices
22 Integration & Service Offices


Revenue
52%
Commercial Americas
18%
Residential Americas
24%
Europe
6%
Asia-Pacific

Asia Pacific
HQ - Shanghai, China
3 Manufacturing & Distribution Sites
13 Sales Consultant Offices
4 Integration & Service Offices

Positioned for Geographic Expansion

Strong Growth Trajectory



Rev CAGR 9%
Organic 6%
Total Annual Revenues - $ Millions
$2,500
2,000
1,500
1,000
500
0
Operating Income
$450
400
350
300
250
200
150
100
50
$1,406
$1,470
$1,605
$1,778
$2,100
$2,285
$2,514
$2,531
2001
2002
2003
2004
2005
2006
2007
2008

Excludes restructuring and impairment charges

Maintained 17-20% Operating Margin
Revenue at 9% CAGR and OI at 11% CAGR

Security Market Focus



$180 Billion
$42 Billion
Monitoring
Guarding
CCTV
Security Alarm
Fire Detection
Residential Doors
Biometrics
Non-core Integration Verticals
$16 Billion
Mechanical Access
Locksets
Portable
Steel Doors
$10 Billion
Electronic Access Control
Integration
Electronic Access Products
Ingersoll Rand
Security Technologies
$2.5 Billion

- Leverage existing mechanical core
- Focus on high growth electronic access control
- Accelerate globalization



Asia Pacific 23%
North America 38%
Europe 35%
ROW 4%

IR Focused Segments - $26 Billion

Where We're Going

Ingersoll Rand







Accelerate Globalization

- Regional OI improvement
- Translate regional successes to growth markets
- Strategic alliances & partnerships

Continuous Improvement and Innovation

- Strengthen the core business
- Leverage IR's Business Operating System
- Improve customer experience

Mechanical to Electronic Transformation

- Open architecture platforms
- Vertical market approach
- Channel partnership and evolution
- Leverage Trane Synergies

Key Business Strategies

Accelerate the Globalization of Our Business


ESA, AP &
Latin America
30%
US &
Canada
70%

2008


ESA, AP &
Latin America
14%
US &
Canada
86%

2001

Translate Regional Successes to Growth Markets

- Asia Pacific - Market expansion
  - Established footprint
  - Capitalize on key vertical markets
  - BOCOM Systems growth
- Europe – Pan ESA development
  - Vertically focused solutions
  - Driving OI Improvement
- Americas – Emerging markets
  - Leverage Trane commercial Latin America presence
  - Mexico residential and commercial growth

Improved Operating Performance and Market Development

Operational Excellence & Productivity

Ingersoll Rand


6%
4%
2.5%
2005
2006
2007
2008
2009-2012
Productivity


+7%
41%
34%
LCC Spend
% of Direct Material
-10%
3.9
3.5
Footprint
SQ FT (M)
+23%
$720
$584
Rev / SQ FT
2006
2008

Our Path to 6%

- Lean Six Sigma
  - Hidden factory
  - Back office
- Value Analysis / Value Engineering
- Trane Synergies
- Footprint & Supplier Rationalization
- Inventory turns

- Accelerate black belt deployment
- Increase black belt productivity
- Parts reduction / Strategic sourcing
- Direct and indirect expenses
- 1 turn per year

Driving Productivity from 4% to 6%

Achieving Results Through Lean Six Sigma

Ingersoll Rand


Commercial Door
Cumulative 2008 $8M OI Impact
Jan. Feb. Mar. Apr. May Jun. Jul. Aug. Sep. Oct. Nov. Dec.

- SKU rationalization - Consolidated 350 SKU's
- Freight / distribution - Increased average truck load weights by 50%
- Scrap - Reduced by 20%
- Trane sourcing leverage
- Order entry - 50% improvement

Shift Organizational Mindset to "Hidden Factory" – 8 Black Belts Deployed



$3M Opportunity

$20M Opportunity

- Process & machine capability
- Throughput & production flow
- Preventive maintenance
- Material optimization
- Order entry and delivery performance

Driving Productivity, Improving Service Levels and Ability to Grow

Value Engineering Success

Ingersoll Rand

Residential Keypad Deadbolt & Lock

- Intuitive programming
- Illuminated, 11-button, user-friendly keypad
- Esthetics
- Ease of installation





Tripled Margin Since Launch

- Manufacturing location
- Printed circuit board
- Base material optimization

Accelerating Customer-Centric Innovation Profitably

Mechanical to Electronic Transformation

Ingersoll Rand



Electronic 7%
Mechanical 93%
2001
Electronic 18%
Mechanical 82%
2008

interflex
Turn data into values

Security Integration
Workforce Productivity
Resource Management



bright blue.

Biometric Reader

Electro-Mechanical Locks

Readers & Credentials

Software & Controllers

Leveraging Strong Mechanical Base to Accelerate Growth and Redefine Electronic Access Control

Residential Electronic Product Evolution

Ingersoll Rand

Schlage LiNK

- Remotely manage access to your home
- Control your home's security from your cell phone or PC
- Sends email / text updates when someone enters home
- Energy management opportunity with Trane
- Launched at 2009 CES
- Recurring revenue



SCHLAGE
2:48PM
Front Door Lock- Living Room
Side Door- Family Room
BlackBerry
77°



TRANE

IR Connected Home

Schlage LiNK Solution – Key Target Markets

Home Monitoring and Automation



- Monitor your property from anywhere
- Verify children are home and safe
- Receive alerts on entry

2nd Home / Vacation Home



- Monitor property from around the world
- Provide access remotely
- Receive alerts

Multi-Family Homes



- Re-keying doors becomes obsolete
- Provide new codes for each tenant at move in
- Temperature control & Energy Management

Small Business



- Provide access remotely
- Energy Management
- Monitor employee activity

Consumer Research Validated
LiNK Delivers Simplicity, Convenience, Control and Peace of Mind

Next Generation Commercial Electronic Locks

Vertical Market Needs

- Education K to 12 – Intruder emergencies
- Higher Education - Integration with existing systems
- Government -Federal Information Processing Standards compliance
- Healthcare - HIPAA compliance (high security zones)

Value Propositions

- Safe school functionality
- Integration with campus “one card” provider
- Identification and authentication of Federal employees and contractors
- Scalable security


bright blue.

Software & Controllers

Features and Functions Aligned to Vertical Market Requirements

Security Technologies

Ingersoll Rand



$3500
$3000
$2500
$2000
$1500
$1000
$500
$0
$700
$600
$500
$400
$300
$200
$100
$0
Revenue
9% CAGR
4.5% Organic
6% CAGR
2004
2008
2012 F

- Dynamic Industry
- Driving Actions
- Strong Business
- Building Our Future

Sustainable High Operating Margins with Growth Opportunities

Residential Systems

Dave Pannier, President

February 13, 2009

Ingersoll Rand
Inspiring Progress™


XL20i
TRANE
TRAN
It's Hard To Stop A Tra

Overview

Ingersoll Rand

NA Industry: $8.8B


RNC
Replacement

$ CAGR	
2002-05	+11%
2006-08	- 7%
2009-11	+11%

RNC Now = ~20%
15+ SEER = 8%

Residential Systems: $1.5B


RNC
Replacement

$ CAGR	
2002-05	+15%
2006-08	-7%
2009-11	+12%

RNC Now = ~15%
15+ SEER = 19%

Market & Customer Drivers

- Housing/New Construction Bust
- Replacement Market Drives Primary Growth
- Utility Rates And Consumer Awareness Influence Industry Mix
- Consumers Continue To Focus On Efficiency, Quality, Indoor Air Quality

Focus & Direction

- Maintain And Strengthen Leadership Position
- Drive Profitability
  - Productivity And IR Synergies
  - Industry Leading Efficiency Mix
- Drive Innovation And Create Demand
- Further Strengthen Our Brands And Channels

Industry Leader: Efficiency, Quality And Satisfaction

Challenges And Responses

Ingersoll Rand

Challenges

- **Since 2006, Industry Volumes Down 25%**
  - Single Family New Construction: Down 50%
  - Residential Fixed Investment: Down 30%
  - Consumer Confidence: Down 65 Points
  - ~15% Homeowners: Negative Equity
- **Refrigerant Transition**
  - Full Transition To Ozone-Free Refrigerants By Jan. 1, 2010
  - May Accelerate As Per EPA Definition Of Date Of Manufacture

Responses

- **Align Costs With Revenue**
  - Restructured Business And Refocused Our People
    - Reduced Salaried Headcount: >12%
    - Reduced Base + SG&A Costs: >15%
    - Warehouse Facilities Consolidated
- **Drive Productivity & Leverage IR Synergies**
- **Invest In Key Innovations For The Future**

Taking Appropriate Actions, Continuing To Invest In Future

HVAC Market Opportunity

Ingersoll Rand


NA Residential HVAC Markets
Replacement % Of Eligible Installed Base – Historically ~ 25%
Pent Up Demand
Replacement Market
RNC Market
Motor Bearing Units 000's
% Replaced
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
30%
25%
20%
15%
10%
5%
0%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008A
2009F
2010F
2011F

- Our 2009 Outlook Anticipates Weak Market Demand Followed By Double Digit Growth In 2010/2011
- Even With Our Projected Market Growth Estimates For 2010-2011, We Expect There Will Still Be Considerable Pent Up Demand After 2011

Excellent Long Term Fundamentals, Pent Up Demand Building

Ready For Refrigerant Transition

Ingersoll Rand

- **10 To 13 SEER Conversion: Proven Track Record**
  - Completed 3 Months Before Deadline
  - No Impact To Service Levels
  - Minimal Obsolete Inventory Write Downs
- **January 1, 2010: Federally-Mandated Refrigerant Transition**
  - Industry Supply Disruptions Are Possible
  - We Locked In Supply Of Critical Components
    - Attractive Prices; Qualified Multiple Sources
- **Our Status:**
  - Products Ready: Major Products Converted To 410A And Shipping
  - Phase Out/In Ready: Make-To-Order Only After 2/22/09; Last Order 8/4/09
    - 50% SKU Reduction → Cost And Cash Improvement

Prepared And Able To Take Advantage Of Opportunities

Leveraging IR Synergies

Ingersoll Rand

- **Sourcing**
  - Direct Materials, Indirect Materials, Logistics/Transportation Savings
  - Leveraging IR's $8.3B Spend
  - >$10M Synergy Savings For Residential Systems In 2009 And Beyond
- **Technology**
  - Controls, Compressors, Heat Exchange And Software
  - Leveraging IR Know-How And Technology
- **Product Offering**
  - Trane Residential / Security Technologies Link
  - Initial Steps: Integrated Security, Comfort, & Energy Offering
- **Enterprise Focus Areas**
  - Innovation, Customer Value, Life Cycle Management, World Class Operations, Global Leadership, Strategic Systems
  - Leveraging Best Practices Across IR

IR Integration Provides Unique Competitive Advantage

Building The IR Connected Home

- **Trane Energy Management Device For Offsite & Onsite Home Control**
  - Change Temperature Set-Points
  - Set Heat-Cool Modes
  - Check System Status
  - Activate Energy Saving Mode
- **Remote Access Via Cell Phone, Computer Or Web-Enabled Device**
- **Entering Retail Channel & Leveraging Trane Dealer Network For Growth**
- **Significant Innovation Opportunity**


BlackBerry
68°
69°


SCHLAGE
TRANE
2:48PM
Zone Temperature
68°
System Idle
Holding until 6:00 PM
Cooling
Heating
Heat to:
69°
Hold Options

Providing Comfort, Energy Management And Security

Driving Productivity: Base + Synergies

Ingersoll Rand

Direct Materials


Base
Synergies
2005
2006
2007
2008
2009E
2010E
2011E

Volume & Velocity

- Mind Set
- Effective Productivity Process
- Improved Cycle Times 20-30%
- Keeping Pipeline Full (1.5x Annual Target)
- Dedicated Productivity Resources
- Leverage Total IR Purchases ($8.3b)
- Productivity While Improving Quality & Reliability
- Accountability

Indirect Materials & Services


Base
Synergies
2005
2006
2007
2008
2009E
2010E
2011E

Total Productivity >$80M '09 Impact


Other Synergies
Warranty
Manufacturing
Logistics, Transportation
Indirect Materials & Services
Direct Materials

4%/Year Base Productivity + Additional 1-2%/Year Synergies

Manufacturing Productivity

Ingersoll Rand

Driving Manufacturing Productivity

- Process Standardization, Capability
- SKU Reduction
- Materials Flow
- Yield Improvement, Scrap Reduction
- Overall Equipment Effectiveness
- Scheduling Linearity
- LEAN Events

Manufacturing Lean Six Sigma

- Six Sigma Belts: 164
- 2008 LEAN Events: 125
- 2009 LEAN Events: 150+ Planned
- Our Experience
  - Inventory 30-50% Reduction
  - Floor Space 20-40% Reduction
  - Cycle Times 20-30% Reduction
  - Cost 25-30+% Reduction
  - Quality 30-40% Increase

Success Story -- Vidalia, GA

- 2008 LEAN Events 36
- Safety Incidents Reduced 58%
- Floor Space Freed 27%
- Cost/Standard Hour Improvement 11%
- Quality DPMO Improvement 57%
- Production Rate Attainment 107%
- First Pass Yield Improvement 45%
- Reduction In Employee Turnover 50%
- In-Process Inventory Improved 2.3 Turns



Achieving 6% Year-On-Year Manufacturing Productivity

Innovation: Extending Industry Leadership

Ingersoll Rand

Strengthen The Core

XI16c – World's Most Efficient Packaged Unit

- Leadership In Efficiency & Sound Performance
- Superior Installability & Serviceability





Deliver Consumer-Desired Benefits

Whole House Clean Air Systems

- 99.98% Efficiency Down To 0.1 Micron
- Removes 99% Of Common Flu Virus

Build On Innovation

Comfortlink II™ Systems

- 2008 Gold Dealer Design Award, *ACHR News* Magazine


2-Way Digital Flow of Information

Strong Pipeline Enables Innovation Growth To 24% Of Sales

Energy Efficiency Challenges

Ingersoll Rand

- **Department Of Energy (DOE) Reports HVAC Accounts For 56% Of Energy Consumed In Residences**
- **Environmental Protection Agency (EPA) Study Found Efficiency Issues**
  - **70%** Of Systems Are Installed With Improper Airflow
  - **74%** Are Installed With Improper Charge
  - **20%** System Efficiency Loss Caused By Duct Leakage
- **Utilities**
  - Addressing Peak Demand Use
  - Third-Party Efficiency Verification
- **Consumers Buy HVAC Units/Systems Based On Manufacturer Hang Tag Or Lab-Tested Efficiencies**
- **True Applied Efficiency (Once Installed) Dependent on Three Critical Aspects:**

- Airflow
- Refrigerant Charge
- Sealed Ductwork

Ideal Solution: Auto Verification Of System Efficiency

Delivering Applied Efficiency

Ingersoll Rand

Critical Aspects	Our Solutions
Airflow	ComfortLink II™ Communicating Systems • Auto Configures & Maintains Indoor Airflow • Delivers Optimal System Efficiencies
Refrigerant Charge	Charge Assist ™– Industry Exclusive • Correct Charge With Push Of Button • No Gauges, Graphs Or Calculations • Correct Charge Improves Efficiency Up To 20%
Sealed Ductwork	Duct Leakage Test • Today: Dealer Competency • Tomorrow: Technology Opportunity

Uniquely Positioned To Help Consumers Get What They Paid For

Energy Management & System Performance Monitoring Services


Utility
Time-Of-
Use Rates
Trane Secure
Server
• System Performance
& Energy Data
• Remote Adjustments
• Utility Time-of-Use
Rates
Internet
Diagnostics & Alerts
Alerts &
Remote
Adjustments
HVAC Dealer
Right Technician -
With Right Parts
HVAC
Service
68°
Homeowner
Remote Access

Energy Management Services

- Remotely Manage Energy Consumption
- Monitor/Adjust to Time-Of-Use Rates
- Manage Energy Use To Monthly Budget
- Remotely Change System Settings
- Receive Alerts Remotely

HVAC System Performance Monitoring Services

- Remote Monitoring For Optimum Performance
- Notification Of System Issues
- Remote Diagnostics for Dealer Labor Productivity
  - Dispatch Right Technician With Required Parts
- Property Protection When Home Unoccupied

Developing Innovative Services To Grow Recurring Revenue

Strengthening The Core

Extending Industry Leadership In High Efficiency



Industry Excluding Residential Systems
100%
90%
80%
70%
60%
4%
7%
89%
6%
7%
86%
8%
9%
83%
15+ SEER
14 SEER
13 SEER
2006
2007
2008



Residential Systems
100%
90%
80%
70%
60%
10%
19%
72%
12%
16%
72%
19%
14%
67%
2006
2007
2008



$ Revenue per System
(Indexed 2002=100)
180
160
140
120
100
80
60
40
20
0
2002
2003
2004
2005
2006
2007
2008
2009P

Well Positioned Across All SEER Offerings
- New 20 SEER Offering
- Broad Offering, Multiple Price Points At 13 SEER

Growing High Efficiency Sales, Strong Across All SEER Offerings

Distribution and Brand Strength

The Channel:
Elevating Capability And Reach

100 Distributors

380 Stocking Locations

10,000 Contractor/Dealer Customers

- Industry's Leading HVAC Experts
- Specially Trained Retail Specialists
- Driven By Customer Satisfaction

The Consumer:
Satisfying Need For Quality And Efficiency



90%
85%
80%
75%
70%
65%
60%
55%
50%
45%
40%
2005
2006
2007
2008
Net Promoter
Net Satisfied
Net Satisfied Industry

- Net Promoter And Net Satisfied Scores
  - Exceeds Industry Average By Wide Margin
- Highest Top-Of-Mind Brand Awareness
  - Trane.com Traffic Up 26% In 2008

Leveraging The Power Of Our Channels And Brands

Lead Generation To Lead Management

Lead Generation

- 3 Million Annual Visits: 800,000 Unique Dealer Locator Inquiries on Trane.com
- Inquiries = Highly Qualified Leads
- Dealers Tell Us Trane.com Leads Are Highly Valued
- Why? 70% Closure Rates – Extremely Rare -- Rate Mimics Personal Referrals
- Dealers Spend ~$250/300 To Generate One Lead on Their Own
- Triple Win:
  - Extremely Cost Effective Alternative Lead Generation For Dealer
  - Higher Conversion Rate
  - Prompt Response To Consumer Inquiries Yields Happier Customers

Future State



Marketing
Leads
Appointments
Presentation
Sale

Lead Management

- 100% Leads Captured And Managed By Our Business
- Lead Distributed Based On Dealer Performance
- Improve Total Consumer Experience
- Drive Closure Rates, Mix And Dealer Loyalty
- Converting Consumer Interest Into Revenue

Adding Value To Channel And Revenue To Bottom Line

VIDEO

Approximate Run Time: 2:02 minutes

Summary

Ingersoll Rand

Business Focus & Direction

- **Maintain And Strengthen Leadership Position**
- **Drive Profitability**
  - Productivity And IR Synergies
  - Industry Leading Efficiency Mix
- **Drive Innovation And Create Demand**
- **Further Strengthen Our Brands And Channels**



Residential Sales $
$1.3B
$1.5B
$2.0B
2004
2008
2012F

Positioned For Growth

- **Pent Up Demand Bodes Well For Future Industry Growth**
- **Unique And Exciting Synergies**
- **Industry Leading Efficiency Mix**
- **Innovative Offering That We Can Build On**
- **Highest Brand Awareness And Preference Creates Leads**
- **Strong, Capable And Committed Channel Partners**

Strong Business, Expanding Opportunities For Growth

Financing Summary

Steve Shawley, CFO

February 13, 2009

Ingersoll Rand
Inspiring Progress™

Financial Policy

Ingersoll Rand

- Long Term Target: Strong Single A Cash Flow And Leverage Metrics
- Use Available Cash Flow To Rapidly De-lever In The Next Two Years
- Share Buyback Plans Dependent on Achieving Leverage Targets
- Maintain Discipline Around Acquisitions During De-leveraging Phase
- Maintain Current Dividend Until Medium-term Financial Objectives Are Met
- Sizing Credit Facilities To Provide Ample Liquidity Backstop For All Contingencies

Strong Focus on Liquidity and Balance Sheet Improvement

Post-Acquisition Debt Reduction

Ingersoll Rand

$ millions	2008 Q2	2008 Q3	2008 Q4
Ending Cash	787	742	550
Commercial Paper	926	958	999
Bridge Loan	2,950	950	754
New Debt	0	1,600	1,600
OtherDebt	2,082	2,007	1,771
Trane Securitization	122	100	63
Total Financing	**6,080**	**5,615**	**5,187**
Δ Total Financing (Cumulative)		(465)	(893)

Delivered ~$0.9B Debt Reduction Against $1B Target

Available Cash Flow

Ingersoll Rand

$M	2008	2009	Comments
Operating Income	$1,136	1,200	
D&A	454	430	
EBITDA	$1,590	$1,630	Full yr of Trane, impact of recession
Change in Working Cap	(230)	205	'09 Rec. / Inv. Lower - Excludes benefit from add'l securitization
Acq-related payments	(176)	--	
Capex	(306)	(325)	Funding new products
Subtotal	$878	$1,510	
Net Interest	(150)	(340)	Full year of Trane financing
Taxes	(116)	(170)	
Available Cash Flow	$612	$1,000	WC offset by Interest
		(245)	Dividend payments / Other
		(80)	Pension cash contribution
		$675M	Available to Pay down Financing

2008 excludes $594M tax pmt on divestiture gains

All 2009 projections are approximate

Focus on De-Leveraging in 2009

Financing and Liquidity Update

Ingersoll Rand

($ millions)	2008YE	6/30/2009	2009YE
CP	999	1,058	540
Bridge	754	0	0
New Bond		750	750
Bonds/Other	3,371	3,173	2,859
Securitization	63	363	363
Total Financing	**5,187**	**5,344**	**4,512**
Credit Facilities	**3,000**	**2,250**	**2,250**
New Credit Facilities			
Liquidity Cushion	**2,001**	**1,192**	**1,710**

Reduce Financing by $675M in '09

'09 Liquidity Requirements:

- Bridge facility matures in June
- $220M bonds paid off in June
- Assume $307M put bond put in Nov.

All 2009 projections are approximate

Actions:

- Target expansion of securitization by Mar: $300M
- Target bond offering in Mar/May: $~750M
  - Fallback position: Refinance bridge $~750M
- Laddering in new facilities starting in 1H 2010

Securitization Plus Bond Offering Prior To Peak 2009 Requirement

Bond Maturity Schedule

Ingersoll Rand



750
250
600
200
750
308
220
261
133
158
260
40
8
2009 Issue
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2038
IR
Trane
2008 Issue
IR Putable Debt

Reasonable Laddering of Maturities

Wrap-up and Summary

Herb Henkel, Chairman and CEO

February 13, 2009

Our Game Plan

- **Manage Through The Downturn**
  - Deliver Trane synergies and restructuring savings
  - Drive productivity, get savings from falling commodities
  - Generate cash
  - Drive for more

- **Our Goals**
  - Improve our Balance Sheet and pay down debt
  - Build on our strong business fundamentals
  - Emerge from downturn a stronger company

Delivering the Expected Benefits of the Combined Businesses

Stronger, More Diversified Ingersoll Rand

Ingersoll Rand

- Portfolio of Premium Brands …A Growing Global Company
- Market Leadership Positions in Climate, Industrial & Security
- Significant Revenue & Cost Synergy Opportunities
- Stronger Revenue, Earnings and Cash Generation
- Focused on Margin Expansion and Cash
  - Continuous Improvement
  - Disciplined Program Management

	'08 – '12 CAGR Long-Term Goals
Sales Growth	+4 to 6%/yr
EPS Growth	+8 to12%/yr
Free Cash Flow	90 to100% of Net Inc.

Our Goal:

A Premier Company...Delivering Higher Returns

Q & A Session

February 13, 2009

Ingersoll Rand
Inspiring Progress℠